EXHIBIT 10.3

May 23, 2013

Frederick’s of Hollywood Group Inc.

and each of the other Borrowers referenced below

6255 Sunset Boulevard, 6th Floor

Hollywood, CA 9008

Attention: Thomas Rende

Re:	Amendment to Fee Letter

Ladies and Gentlemen:

Reference is made to (i) that certain Credit and Security Agreement, dated as of May 31, 2012, by and among Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (“Parent”), Frederick’s of Hollywood, Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), and Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, Parent, Frederick’s and Stores, each individually, a “Borrower”, and collectively, the “Borrowers”), and Salus Capital Partners, LLC (the “Lender”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and (ii) that certain fee letter, dated as of May 31, 2012 between the Borrowers and Lender (as the same may be amended, restated, supplemented or otherwise modified from time to time the “Fee Letter”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement or Fee Letter, as applicable.

On the date hereof, the Borrowers and Lender are entering into that certain Second Amendment to Credit and Security Agreement and in connection therewith, the Monitoring Fee shall be increased from $4,500 per month to $12,500 per month.

Except as expressly amended hereby, all terms and conditions of the Fee Letter shall remain unchanged and in full force and effect.

THIS AMENDMENT TO FEE LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment to Fee Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment to Fee Letter by electronic transmission shall be equally effective as delivery of a manually executed counterpart of this Amendment to Fee Letter.

If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof, whereupon this Amendment to Fee Letter shall become a binding agreement between us.

Very truly yours,

SALUS CAPITAL PARTNERS, LLC

By:	/s/ Kyle C. Shonak
Name: Kyle C. Shonak
Title: Senior Vice President

Acknowledged and Agreed:

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FOH HOLDINGS, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

[Signature Page to Amendment to Fee Letter]